UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04710

The Asia Pacific Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 3/31/2011

Date of reporting period: 9/30/2010

Item 1 – Reports to Stockholders

The Asia Pacific

Fund, Inc.

Semi-Annual Report

September 30, 2010

www.asiapacificfund.com

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

David J. Brennan

Robert H. Burns

Robert F. Gunia

Douglas Tong Hsu

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Officers

Brian A. Corris, President

Grace C. Torres, Vice President

M. Sadiq Peshimam, Treasurer and Chief Financial Officer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 2010 were not audited and, accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Altman Group, our shareholders’ servicing agent toll-free at:

1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106

APBS

The Asia Pacific Fund, Inc.

As of September 30, 2010 (Unaudited)

OUR TOLL-FREE LINE:

1-888-4-ASIA-PAC

For further information on the Fund, please call. In addition, the Fund makes available monthly certain portfolio information. If you would like to receive this information please call the toll-free number indicated above.

Statistics

Total Net Assets	$125,166,976
Shares Outstanding	10,344,073
Net Asset Value	$12.10
Equity	96.7%(a)

Total Returns (US Dollar terms)

Period	Market Price(b)	NAV(c)
3 months ended 09/30/10	19.9%	20.0%
6 months ended 09/30/10	10.8%	10.3%
9 months ended 09/30/10	6.0%	9.2%
1 Year ended 09/30/10	13.8%	18.2%
3 Years ended 09/30/10	-13.6%	-14.1%
5 Years ended 09/30/10	103.0%	101.9%
10 Years ended 09/30/10	284.7%	213.3%
Since inception (d)	767.9%	853.0%
Since inception (d)(e)	9.7%	10.1%

Other Information

Ticker Symbol	APB
Primary Exchange	NYSE
Dividend Repurchase Program	Yes

Portfolio Characteristics

(As of September 30, 2010)

Top Ten Equity Holdings*

(% of Total Net Assets)

Samsung Electronics Co. Ltd.	3.8%
Hyundai Mobis	2.7%
China Construction Bank Corp.	2.5%
Sun Hung Kai Properties Ltd.	2.3%
Belle International Holdings Ltd.	2.2%
China Mobile Ltd.	2.2%
L’Occitane International SA	2.1%
Hyundai Heavy Industries Co. Ltd.	2.1%
Lotte Shopping Co. Ltd.	2.0%
Largan Precision Co. Ltd.	1.9%

* Excluding short-term investments

Sector Breakdown: Top Ten Industries

(% of Total Net Assets)

Banking	17.3%
Industrials	16.7%
Information Technology	15.8%
Consumer Discretionary	15.4%
Real Estate-Developers	7.3%
Energy	7.1%
Materials	4.7%
Consumer Staples	3.9%
Telecommunications	3.6%
Utilities	2.7%

Footnote section

(a)	Expressed as a percentage of total investments.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(c)	This information represents the historical net asset value per share performance of The Asia Pacific Fund, Inc. Net asset value per share performance has been computed by the Investment Manager and is calculated assuming reinvestment of dividends and distributions. Because net asset value per share performance does not reflect market price, it is not the same as total investment return.
(d)	Investment operations commenced on May 4, 1987.
(e)	Average annual return.

REPORT OF THE INVESTMENT MANAGER

For the period from March 31 to September 30, 2010 (Unaudited)

During the six-month period ended September 30, 2010, the Fund’s net asset value (NAV) per share increased by US$1.13, from US$10.97 to US$12.10. In percentage terms, the Fund’s total NAV return performance was 10.3%. This compares with the total return of 10.9% from its reference benchmark index, the MSCI All Countries (AC) Asia Ex-Japan Gross Index (with effect from April 1, 2010), and with the total return of 10.7% from its prior reference benchmark index, the MSCI AC Far East Ex-Japan Gross Index. The Fund’s share price rose by 10.8% over the period, from US$9.95 to US$11.02.

The chart below illustrates the performance of the Fund’s NAV per share during the period:

Source: Baring Asset Management, MSCI

Benchmark: In view of the growing importance of the Indian economy and stock market in Asia and as part of the Fund’s investment portfolio, the Fund has adopted as its reference index as of April 1, 2010, the MSCI AC Asia Ex-Japan Gross Index, which includes India.

Local Currencies vs. the US Dollar

Currency US$/Local rate	March 31, 2010	June 30, 2010	Sept. 30 2010	March 31 to Sept. 30, 2010 Change %
North Asia
Chinese Renminbi	6.83	6.78	6.69	2.0
New Taiwan Dollar	31.76	32.13	31.24	1.7
Hong Kong Dollar	7.76	7.79	7.76	0.0
South Korean Won	1,132	1,222	1,140	-0.7
ASEAN
Thai Baht	32.34	32.39	30.35	6.5
Singapore Dollar	1.40	1.40	1.32	6.3
Malaysian Ringgit	3.26	3.24	3.09	5.7
Philippines Peso	45.19	46.36	43.89	3.0
Indonesian Rupiah	9,100	9,065	8,925	2.0
South Asia
Sri Lanka Rupee	114.05	113.58	111.95	1.9
Indian Rupee	44.90	46.45	44.94	-0.1
Vietnamese Dong	19,090	19,080	19,475	-2.0

Source: Factset (Baring Asset Management)

STOCK MARKET PERFORMANCE

March 31 to September 30, 2010

Country - Index	March 31 to June 30, 2010 Market Change % US $	June 30 to Sept. 30, 2010 Market Change % US $	March 31 to Sept. 30, 2010 Market Change % US $
North Asia
MSCI Hong Kong	-5.8	21.9	14.8
MSCI Taiwan	-9.3	19.9	8.7
MSCI Korea	-7.6	17.2	8.3
MSCI China	-4.5	10.7	5.8
ASEAN
MSCI Philippines	3.1	29.6	33.5
MSCI Thailand	-1.7	32.5	30.3
MSCI Indonesia	4.4	17.9	23.2
MSCI Malaysia	0.2	18.9	19.1
MSCI Singapore	0.0	15.8	15.9
South Asia
MSCI India	-2.2	15.4	12.9
MSCI AC Asia Ex-Japan Gross	-4.9	16.6	10.9

Source: Factset (Baring Asset Management)

COUNTRY ALLOCATION*

Country	March 31, 2010	June 30, 2010	Sept. 30, 2010
North Asia	75.1%	64.9%	64.6%
Hong Kong/China	43.7	34.8	33.7
South Korea	18.1	18.3	21.2
Taiwan	13.3	11.8	9.7
ASEAN	17.0	21.3	22.0
Indonesia	6.3	5.8	6.1
Philippines	1.3	1.9	3.3
Malaysia	1.7	1.9	1.6
Singapore	5.9	8.4	6.1
Thailand	1.8	3.3	4.9
South Asia	6.2	10.4	12.4
India	6.2	9.3	10.2
Vietnam	—	1.1	0.9
Sri Lanka	—	—	1.3
Cash & Other	1.7	3.4	1.0

* Rounded up to the nearest tenth of one percent. Expressed as a percentage of net assets.

PORTFOLIO & MARKET REVIEW

Asian equity markets rallied in the six-month period ended September, 2010. The benchmark index recorded a rise of 10.9% in US dollar terms. The top three performing markets in the Index, in US dollar terms, were the Philippines (+33.5%), Thailand (+30.3%) and Indonesia (+23.2%). The bottom three were China (+5.8%), Korea (+8.3%) and Taiwan (+8.7%). With the exception of the Korean Won, Indian Rupee, Vietnamese Dong and Hong Kong dollar, Asian currencies strengthened against the US dollar.

While Asian markets ended the period on a positive note, trading conditions were volatile. The months of May to June saw panic selling by investors who believed in the global ‘double dip’ scenario and the contagious effect of the sovereign debt crisis in Greece. As these concerns dissipated, thanks to the intervention by central banks and rumours of another round of quantitative easing by the US Federal Reserve, investor sentiment improved. This, combined with the release of better-than-expected second-quarter corporate results in the US and second-half results in Asia, fuelled the rally in global and Asian equity markets. Within the region, China continued to underperform, pressured by the continuing implementation of more restrictive measures to slow the property market and non-essential infrastructure projects. The smaller ASEAN markets outperformed, boosted by their better-than- expected pace of growth, the high domestic content of their share indices and the lack of government tightening.

Over the period, we reduced the Fund’s exposure to China and Taiwan, and added to India, Korea, the Philippines, Thailand, Hong Kong and some ‘frontier’ markets, including Sri Lanka and Vietnam. While China’s longer-term prospects remained positive, we took the view that its equity market could continue to underperform the region in the near term, as we saw no sign of easing on the property sector and monetary policy. From a thematic perspective, we continue to believe that rising urbanization rates will drive infrastructure spending (such as China’s railway infrastructure and India’s power sector) and lead to strong consumption demand. The Fund is positioned to benefit from these long-term growth themes. In our opinion, the small ASEAN and Korean markets looked attractive based on their valuation and earnings revisions trends.

Longer-term, the Fund remains focused on China, India and Indonesia. In our opinion, these markets stand out because they have large populations, favorable demographics, low urbanization and high savings, factors which we expect will continue to drive investment and domestic consumption. In addition, Asia is expected to enjoy a renewed wave of credit growth, as its banking systems have plenty of capacity to lend, and low interest rates are expected to continue to help to reduce the cost of servicing debt.

Over the period, the Fund’s NAV rose by 10.3% in US dollar terms. The Fund slightly underperformed its reference benchmark, which rose by 10.9%. While stock selection in Korea and India contributed positively, the reverse occurred in Singapore and China. At the individual stock level, positive contributors included Hyundai Mobis (Korea), Belle (China), Sany Heavy Equipment (China), Alliance Global (Philippines) and Lotte Shopping (Korea). Detractors at the individual stock level included China Citic Bank (China), TCL Multimedia Technology (China), HTC (Taiwan), Skyworth Digital (China) and Hynix Semiconductor (Korea).

Baring Asset Management (Asia) Ltd.

November 22, 2010

THE ASIA PACIFIC FUND, INC.

Portfolio of Investments

September 30, 2010

(Unaudited)

Shares	Description	Value (Note 1)
	LONG-TERM INVESTMENTS—99.0%
	EQUITIES—98.1%
	CHINA (INCLUDING HONG KONG)—33.7%
1,355,000	Belle International Holdings Ltd.	$2,720,880
	(Consumer Discretionary)
736,000	BOC Hong Kong Holdings Ltd.	2,333,542
	(Banking)
2,041,000	China CITIC Bank Corp. Ltd. (Class “H” Shares)	1,302,119
	(Banking)
3,619,000	China Construction Bank Corp.(a) (Class “H” Shares)	3,171,759
	(Banking)
2,225,000	China Dongxiang Group Co.	1,278,991
	(Consumer Discretionary)
2,443,000	China High Precision Automation Group Ltd.(a)	1,577,480
	(Information Technology)
30,200	China Ming Yang Wind Power Group Ltd.(a)	422,800
	(Industrials)
264,000	China Mobile Ltd.	2,703,339
	(Telecommunications)
579,680	China Overseas Land & Investment Ltd.	1,226,773
	(Real Estate-Developers)
1,294,000	China Resources Gas Group Ltd.	1,904,597
	(Utilities)
634,000	China Resources Land Ltd.	1,289,433
	(Real Estate-Developers)
383,500	China Shenhua Energy Co. Ltd. (Class “H” Shares)	1,586,620
	(Energy)
795,000	CNOOC Ltd.	1,541,053
	(Energy)
653,500	Comba Telecom Systems Holdings Ltd.	731,085
	(Information Technology)

Shares	Description	Value (Note 1)
2,165,000	CSR Corp. Ltd. (Class “H” Shares)	$2,048,126
	(Industrials)
946,500	L’Occitane International SA (Hong Kong Exchange)(a)	2,634,978
	(Consumer Discretionary)
1,485,000	Pacific Basin Shipping Ltd.	1,071,808
	(Industrials)
125,000	Ping An Insurance Group Co. of China Ltd. (Class “H” Shares)	1,275,962
	(Diversified Financials)
1,182,000	Sany Heavy Equipment International Holdings Co. Ltd.	2,087,088
	(Industrials)
375,000	Shanghai Industrial Holdings Ltd.	1,894,611
	(Industrials)
222,000	Sinopharm Group Co. (Class “H” Shares)	917,030
	(Healthcare)
2,840,000	Skyworth Digital Holdings Ltd.	1,980,242
	(Consumer Discretionary)
166,000	Sun Hung Kai Properties Ltd.	2,866,920
	(Real Estate-Developers)
69,800	Tencent Holdings Ltd.	1,525,752
	(Information Technology)
85,000	Trony Solar Holdings Co Ltd.(a)	49,298

	(Information Technology)
		42,142,286

	INDIA—10.2%
70,312	Bank of India	809,680
	(Banking)
21,074	Bharat Heavy Electricals Ltd.	1,162,388
	(Industrials)
145,461	Era Infra Engineering Ltd.	752,959
	(Industrials)
110,082	Housing Development & Infrastructure Ltd.(a)	634,622
	(Real Estate-Developers)
75,408	ICICI Bank Ltd.	1,867,705
	(Banking)

See Notes to Financial Statements.

Shares	Description	Value (Note 1)
	INDIA—(continued)
778,139	Lanco Infratech Ltd.(a)	$1,246,823
	(Industrials)
189,910	Opto Circuits India Ltd.	1,254,374
	(Healthcare)
204,354	Orbit Corp. Ltd.	546,415
	(Real Estate-Developers)
298,742	Pipavav Shipyard Ltd.(a)	630,260
	(Industrials)
56,329	Reliance Industries Ltd.	1,237,583
	(Energy)
21,653	State Bank of India	1,561,488
	(Banking)
44,809	Tata Motors Ltd.	1,095,021

	(Industrials)
		12,799,318

	INDONESIA—6.1%
185,500	PT Astra International Tbk	1,178,471
	(Consumer Discretionary)
1,272,000	PT Bank Rakyat Indonesia Persero Tbk	1,425,210
	(Banking)
791,500	PT Indocement Tunggal Prakarsa Tbk	1,631,776
	(Materials)
2,045,500	PT Indofood CBP Sukses Makmur Tbk(a)	1,236,467
	(Consumer Staples)
1,013,000	PT Indosat Tbk	624,258
	(Telecommunications)
3,547,500	PT Perusahaan Gas Negara Tbk	1,530,294

	(Utilities)
		7,626,476

MALAYSIA—1.6%
1,178,800	AirAsia Berhad(a)	859,184
	(Industrials)
700,700	IJM Corp. Berhad	1,178,047

	(Industrials)
		2,037,231

PHILIPPINES—3.3%
8,518,000	Alliance Global Group, Inc.	1,746,884
	(Consumer Staples)
713,200	Metropolitan Bank & Trust	1,136,797
	(Banking)

Shares	Description	Value (Note 1)
20,230	Philippine Long Distance Telephone Co.	$1,205,917

	(Telecommunications)
		4,089,598

	SINGAPORE—6.1%
1,349,000	Allgreen Properties Ltd.	1,210,417
	(Real Estate-Developers)
166,000	DBS Group Holdings Ltd.	1,777,264
	(Banking)
50,000	Jardine Cycle & Carriage Ltd.	1,494,183
	(Consumer Discretionary)
104,100	Keppel Corp. Ltd.	710,834
	(Industrials)
418,000	Olam International Ltd.	1,036,180
	(Consumer Staples)
194,000	Singapore Press Holdings Ltd.	626,949
	(Consumer Discretionary)
180,000	Wilmar International Ltd.	822,599

	(Consumer Staples)
		7,678,426

	SOUTH KOREA—21.2%
39,170	Hana Financial Group, Inc.	1,159,384
	(Banking)
84,200	Hynix Semiconductor, Inc.(a)	1,635,633
	(Information Technology)
9,115	Hyundai Heavy Industries Co. Ltd.	2,617,989
	(Industrials)
14,825	Hyundai Mobis	3,341,394
	(Consumer Discretionary)
11,750	Hyundai Motor Co.	1,576,628
	(Consumer Discretionary)
15,459	KB Financial Group, Inc.	664,320
	(Banking)
103,050	Korea Exchange Bank	1,247,174
	(Banking)
6,546	LG Chem Ltd.	1,914,572
	(Materials)
18,930	LG Display Co. Ltd.	654,104
	(Information Technology)
5,908	Lotte Shopping Co. Ltd.	2,461,127
	(Consumer Discretionary)
2,176	POSCO	984,710
	(Materials)
6,899	Samsung Electronics Co. Ltd.	4,701,182
	(Information Technology)

See Notes to Financial Statements.

Shares	Description	Value (Note 1)
	SOUTH KOREA—(continued)
11,463	Samsung Engineering Co. Ltd.	$1,528,065
	(Industrials)
7,728	Samsung Life Insurance Co. Ltd.	704,856
	(Diversified Financials)
10,715	SK Energy Co. Ltd.	1,367,273

	(Energy)
		26,558,411

	SRI LANKA—1.3%
347,858	Sampath Bank PLC	1,597,133

	(Banking)

	TAIWAN—9.7%
338,338	Acer, Inc.	859,883
	(Information Technology)
1,027,000	AU Optronics Corp.	1,065,083
	(Information Technology)
290,300	Cathay Financial Holding Co. Ltd.	443,699
	(Diversified Financials)
118,000	Delta Electronics, Inc.	492,902
	(Information Technology)
175,000	Epistar Corp.	553,431
	(Information Technology)
1,119,237	Far Eastern New Century Corp.(b)	1,540,489
	(Industrials)
545,000	Formosa Plastics Corp.	1,338,012
	(Materials)
501,920	Hon Hai Precision Industry Co. Ltd.	1,887,733
	(Information Technology)
128,000	Largan Precision Co. Ltd.	2,437,783
	(Information Technology)
662,507	Synnex Technology International Corp.	1,535,314

	(Information Technology)
		12,154,329

	THAILAND—4.9%
162,900	Bangkok Bank PCL	866,832
	(Banking)
43,900	Banpu PCL	1,041,450
	(Energy)

Shares	Description	Value (Note 1)
182,100	Kasikornbank PCL	$744,000
	(Banking)
5,341,400	Land and Houses PCL	1,337,550
	(Real Estate-Developers)
138,300	PTT PCL	1,348,824
	(Energy)
447,900	Thai Oil PCL	778,475

	(Energy)
		6,117,131

	Total equities (cost $91,551,964)	122,800,339

	EXCHANGE TRADED FUND—0.9%
	VIETNAM
44,250	Market Vectors Vietnam ETF (New York Stock Exchange) (cost $1,066,605)	1,081,912

	Total long-term investments (cost $92,618,569)	123,882,251

	SHORT-TERM INVESTMENT—2.5%
	MONEY MARKET MUTUAL FUND
	UNITED STATES
3,142,098	JPMorgan Prime Money Market Fund/Premier (cost $3,142,098)	3,142,098

	Total Investments—101.5% (cost $95,760,667; Note 4)	127,024,349
	Liabilities in excess of other assets—(1.5%)	(1,857,373)

	Net Assets—100.0%	$125,166,976

The following annotations are used in the Portfolio of Investments:

ETF—Exchange	Traded Fund
(a)	Non-income producing securities.
(b)	An independent Director of the Fund is Chairman and Chief Executive Officer of the Company.

See Notes to Financial Statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Equities
China (including Hong Kong)	$42,142,286	$—	$—
India	12,799,318	—	—
Indonesia	7,626,476	—	—
Malaysia	2,037,231	—	—
Philippines	4,089,598	—	—
Singapore	7,678,426	—	—
South Korea	26,558,411	—	—
Sri Lanka	1,597,133	—	—
Taiwan	12,154,329	—	—
Thailand	3,989,832	2,127,299	—
Exchange Traded Fund
Vietnam	1,081,912	—	—
Money Market Mutual Fund	3,142,098	—	—

Total	$124,897,050	$2,127,299	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 was as follows:

Banking	17.3%
Industrials	16.7
Information Technology	15.8
Consumer Discretionary	15.4
Real Estate-Developers	7.3
Energy	7.1
Materials	4.7
Consumer Staples	3.9
Telecommunications	3.6
Utilities	2.7
Money Market Mutual Fund	2.5
Diversified Financials	1.9
Healthcare	1.7
Exchange Traded Fund	0.9

101.5
Liabilities in excess of other assets	(1.5)

100.0%

The effects of derivative instruments on the Statement of Operations for the six months ended September 30, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$186,196

For the six months ended September 30, 2010, the Fund did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Assets and Liabilities

September 30, 2010

(Unaudited)

Assets
Investments, at value (cost $95,760,667)	$127,024,349
Foreign currency (cost $180,471)	181,971
Receivable for investments sold	874,538
Prepaid assets	130,421
Dividends and interest receivable	95,877

Total assets	128,307,156

Liabilities
Payable for investments purchased	2,378,193
Indian capital gains tax liability	337,995
Accrued expenses and other liabilities	307,748
Investment management fee payable	92,142
Administration fee payable	24,102

Total liabilities	3,140,180

Net Assets	$125,166,976

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par	129,892,107

129,995,548
Undistributed net investment income	42,224
Accumulated net realized loss on investments and foreign currency transactions	(35,826,575)
Net unrealized appreciation on investments and foreign currencies (net of capital gains tax)	30,955,779

Net Assets, September 30, 2010	$125,166,976

Net Asset Value per share: ($125,166,976 / 10,344,073 shares of common stock outstanding)	$12.10

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Operations

Six Months Ended September 30, 2010

(Unaudited)

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $153,476)	$1,381,269
Interest	21

Total income	1,381,290

Expenses
Investment management fee	539,998
Administration fee	139,138
Custodian’s fees and expenses	100,000
Directors’ fees and expenses	98,000
Legal fees and expenses	80,000
Insurance expense	77,000
Reports to shareholders	63,000
Audit fees and expenses	20,000
Registration expenses	13,000
Transfer agent’s fees and expenses	13,000
Loan interest expense (Note 6)	1,472
Miscellaneous	25,515

Total expenses	1,170,123

Net investment income	211,167

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Transactions
Net realized gain on:
Investment transactions (net of capital gains tax)	2,430,762
Foreign currency transactions	33,650
Financial futures transactions	186,196

2,650,608

Net change in unrealized appreciation (depreciation) on:
Investments (net of capital gains tax)	8,870,550
Foreign currencies	(5,529)

8,865,021

Net gain on investments, foreign currency and futures transactions	11,515,629

Net Increase in Net Assets Resulting From Operations	$11,726,796

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Statement of Changes in Net Assets

(Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2010	Year Ended March 31, 2010

Operations

Net investment income (loss)	$211,167	$(618,602)

Net realized gain on investments, foreign currency and futures transactions	2,650,608	25,205,706

Net change in unrealized appreciation on investments and foreign currencies	8,865,021	18,989,457

Net increase in net assets resulting from operations	11,726,796	43,576,561

Total increase	11,726,796	43,576,561

Net Assets

Beginning of period	113,440,180	69,863,619

End of period(a)	$125,166,976	$113,440,180

(a)Includes undistributed net investment income of:	$42,224	—

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.

Notes to Financial Statements

(Unaudited)

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates and assumptions.

Securities Valuation Securities for which the primary market is on an exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other funds managed by Baring Asset Management (Asia) Limited. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of US companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Stock Index Futures Contracts A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts for hedging and investment purposes involves the risk of imperfect correlation in the movements in prices of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Security Transactions and Net Investment Income Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes It is the Fund’s current intention to continue to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income and capital gain to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain capital gains, the Fund will provide for all required taxes. Withholding taxes on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 2. Investment Management and Administration Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the "Investment Manager") and an administration agreement with Prudential Investments LLC (the "Administrator").

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 2010 ag-gregated $65,045,012 and $64,251,960, respectively. 42 index futures contracts were bought and sold/closed with an aggregate value of $3.48 million and $3.29 million, respectively.

Note 4. Tax Information

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation on a tax basis as of September 30, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$96,386,731	$31,105,793	$(468,175)	$30,637,618

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Funds’ financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5. Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6. Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $10,000,000 (prior to July 28, 2010: $15,000,000) or 16.67% (previously: 20%) of the Funds net assets, whichever is less. Interest on any borrowings under the credit facility is at contracted market rates. The Fund pays a commitment fee of 0.15% (previously: 0.13%) on the unused portion of the facility.

The commitment fee is accrued daily and paid quarterly. The Fund’s obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage.

At September 30, 2010, there was no balance outstanding. During the six months ended September 30, 2010, the Fund utilized the credit facility and had an average daily outstanding loan balance of $3,000,000 during the 26 day period that the loan was outstanding, at an average interest rate of 0.69%. The maximum amount of loan outstanding during the period was $3,000,000. The interest expense during the six months ended September 30, 2010 was $1,472.

Note 7. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

THE ASIA PACIFIC FUND, INC.

Financial Highlights

(Unaudited)

Per Share Operating Performance:	Six Months Ended September 30, 2010		Year Ended March 31,
			2010		2009	2008		2007		2006
Net asset value, beginning of period	$10.97		$6.75		$21.70	$24.03		$20.54		$16.62

Income (loss) from investment operations:
Net investment income (loss)	0 .02		(0.06)		0.12	0.09		0.08		0 .11
Net realized and unrealized gain (loss) on investment transactions	1 .11		4.28		(9.97)	5.73		6.37		4 .49

Total from investment operations	1 .13		4.22		(9.85)	5.82		6.45		4 .60

Less dividends and distributions:
Dividends from net investment income	—		—		(0.04)	(0.91)		(0.20)		(0 .12)
Distributions paid from net realized gains	—		—		(5.06)	(7.24)		(2.76)		(0 .56)

Total dividends and distributions	—		—		(5.10)	(8.15)		(2.96)		(0 .68)

Net asset value, end of period	$12.10		$10.97		$6.75	$21.70		$24.03		$20.54

Market value, end of period	$11.02		$9.95		$6.23	$19.75		$21.22		$18.39

Total investment return(a)	10.75%		59.71%		(41.95)%	28.68%		30.39%		30.32%

Ratios to Average Net Assets:
Total expenses (including loan interest)(c)	2.10	%(b)(d)	2.22	%(b)	1.95%	1.54	%(b)	1.78	%(b)	2.24	%(b)
Net investment income (loss)	0.38	%(d)	(0.61)%		0.79%	0.31%		0.35%		0 .61%
Supplemental Data:
Average net assets (000 omitted)	$111,006		$100,915		$151,467	$297,765		$230,490		$184,611
Portfolio turnover rate	59	%(e)	184%		220%	105%		86%		122%
Net assets, end of period (000 omitted)	$125,167		$113,440		$69,864	$224,476		$248,532		$212,419

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
(b)	The expense ratio without loan interest expense would have been 2.10% for the period ended September 30, 2010 and 2.21%, 1.52%, 1.68% and 1.78% for the fiscal years ended March 31, 2010, 2008, 2007 and 2006, respectively.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.

See Notes to Financial Statements.

Board of Directors’ Approval of Continuance of Investment Management Agreement

At a meeting held on May 14, 2010, the Board of Directors of the Fund (the “Board”), including a majority of the disinterested directors (the “Directors”), approved the continuance of the investment management agreement (the “Investment Management Agreement”) between the Fund and Baring Asset Management (Asia) Limited (the “Investment Manager”). Prior to acting on the continuance of the Investment Management Agreement, the Directors considered the factors discussed below.

Factors Considered by the Board

Prior to approval of the continuance of the Investment Management Agreement, the Directors had evaluated information provided by the Investment Manager. They reviewed the Investment Management Agreement with the Investment Manager and with experienced Fund counsel, who are independent of the Investment Manager, and who advised on the relevant legal standards.

Based on their experience gained as Fund Directors, the Directors considered their knowledge of the nature and quality of the services provided by the Investment Manager to the Fund and their overall confidence in the Investment Manager’s integrity and competence. The Directors noted that they receive presentations at regular Board meetings from the Investment Manager on the investment results of the Fund and review extensive materials and information provided by the Investment Manager.

The Directors also considered all other factors they believed relevant, including the specific matters described below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors.

The Directors determined that the selection of the Investment Manager to manage the Fund and the overall arrangements between the Fund and the Investment Manager, including the investment management fee, as provided in the Investment Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations include the following:

Nature, extent and quality of services provided by the Investment Manager

The Directors considered the scope and quality of services provided by the Investment Manager under the Investment Management Agreement, including the quality of the investment research capabilities of the Investment Manager and the other resources it has dedicated to performing services for the Fund. They noted the professional experience of the Fund’s portfolio management team and other senior personnel of the Investment Manager. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Management Agreement.

Costs of Services Provided and Profitability to the Investment Manager

The Directors reviewed a schedule of the expenses and assets under management for 2009 and the estimated profitability of the Investment Management Agreement to the Investment Manager for 2009. The Directors reviewed the Investment Manager’s memorandum describing the assumptions and methods of allocation of estimated costs of managing the Fund in 2009 and in preparing Fund-specific profitability data.

The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on profitability of the Investment Manager’s relationship with the Fund before taxes. The Directors concluded that they were satisfied that the Investment Manager’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The Directors considered the benefits to the Investment Manager from its relationship with the Fund other than fees payable under the Investment Management Agreement, including but not limited to soft dollar arrangements whereby the Investment Manager receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund, on an agency basis. The Directors recognized that the Investment Manager’s profitability would be somewhat lower without these benefits. The Directors also believe that the Investment Manager derives reputational and other benefits from its association with the Fund.

Investment Results

The Directors considered the investment results of the Fund as compared to other funds investing in one or more of the Asia Pacific countries as provided by Standard & Poor’s Micropal (“S&P Micropal”). The Directors also reviewed information showing performance of the Fund compared to the MSCI All Countries Combined Far East Free Ex-Japan Index (the “Index”) and to funds in the S&P Micropal Universe of Asia Pacific funds over the 1-, 3- and 5-year, and 6-month periods ended April 30, 2010. The Directors noted that the Fund’s net asset value performance had been above that of the Index and of the S&P Micropal average for Asia Pacific funds for the 6-month and 3- and 5-year periods, and below that of the Index and S&P Micropal for the 1-year period. The Directors concluded that the Fund’s investment performance was satisfactory.

Advisory Fees

The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and information prepared by Lipper, Inc. (“Lipper”) concerning fee rates paid by other funds in the same Lipper category as the Fund, that is, “Pacific Ex Japan Funds.” The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. Nonetheless, the Directors noted that the Fund’s advisory fee as a percentage of average net assets was competitive with the average of Lipper’s Pacific Ex Japan Funds. The information reviewed by the Directors showed that the Fund’s effective fee rate under the Investment Management Agreement for calendar 2009 was 1.00%, as compared to Lipper’s Pacific Ex Japan Funds’ average of 1.00%.

The Directors also considered the fees the Investment Manager charges the only other registered investment company it manages, which invests in China, and with the Investment Manager’s other clients with investment objectives similar to those of the Fund. The Directors noted that the Investment Manager’s only other registered investment company client’s advisory fee schedule and combined advisory/administrative fee schedule were each higher than the Fund’s comparable fee schedules. They also noted that the advisory fee schedules for other institutional accounts with a comparable investment objective were lower and the Investment Manager’s representation that fees charged to these accounts were lower because they did not entail the same regulatory, supervisory or compliance costs that are incurred with respect to registered closed-end funds. The Investment Manager indicated that for some of these other institutional clients there are also performance fees. The Directors noted that the application of such institutional fee schedule to the Fund’s level of assets would have resulted in a fee that would have been lower than that resulting from the Investment Management Agreement.

The Investment Manager reviewed with the Directors the significantly greater scope of services it provides to the Fund relative to institutional clients. In light of this information, the Directors did not place significant weight on the fee comparisons with institutional accounts.

Economies of Scale

The Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent a rights offering or an acquisition. In such circumstances, they did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations. The Directors noted, however, that the advisory fee schedule for the Fund contains a breakpoint at $100 million so that, when assets exceed the breakpoint, the fee rate is reduced from 1.00% to .70% on the incremental assets. The Directors concluded that the Fund’s breakpoint arrangements established a reasonable basis for realizing economies of scale should they exist.

Supplemental Proxy Information

An Annual Meeting of Stockholders was held on September 1, 2010. At such meeting the stockholders elected the following Class III Directors.

Approval of Directors

Class III	Affirmative Votes Cast	Shares Withheld
David J. Brennan	6,989,151	1,529,938
Robert F. Gunia	7,037,266	1,481,823
Nicholas T. Sibley	6,873,281	1,645,807

Additional Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q for its first and third fiscal quarters and within 60 days of the fiscal quarter end. Once filed, the Fund’s Form N-Q is available without charge on the SEC’s website (http//www.sec.gov) or by calling the Fund toll free at 1-(888) 4-ASIA-PAC. You can also obtain copies of the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (please call the SEC at (800) 732-0330 for information on the operation of the Public Reference Room).

Information regarding the Fund’s proxy voting policies and procedures and its proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC on the cover of this report and on the SEC’s website (http//www.sec.gov) or on or through the Fund’s website address (www.asiapacificfund.com).

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Not required, as this is not an annual filing.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ BRIAN A. CORRIS
Brian A. Corris
President and Principal Executive Officer

Date November 23, 2010

By (Signature and Title)*	/S/ M. SADIQ PESHIMAM
M. Sadiq Peshimam
Treasurer and Chief Financial Officer

Date November 23, 2010

*	Print the name and title of each signing officer under his or her signature.